Exhibit 19.4


  Ford Credit Auto Owner Trust 2001-E
  Monthly Servicing Report


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

  Collection Period                                                                                                 September, 2001
  Distribution Date                                                                                                        10/15/01
  Transaction Month                                                                                                               1


  I. ORIGINAL DEAL PARAMETERS
                                          Dollar Amount       # of Contracts
  Original Portfolio:                  $3,399,999,913.68              214,716

  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $582,000,000.00         2.583%                     June 15, 2002
   Class A-2 Notes                                                1,286,000,000.00         2.778%                    April 15, 2004
   Class A-3 Notes                                                  698,000,000.00         2.778%                    March 15, 2005
   Class A-4 Notes                                                  557,838,000.00         4.010%                    March 15, 2006
   Class B Notes                                                     99,000,000.00         4.480%                     June 15, 2006
   Class C Certificates                                              66,000,000.00         5.210%                   August 15, 2006
   Class D Certificates                                              66,000,000.00         7.000%                 February 15, 2008
                                                                     -------------
      Total                                                      $3,354,838,000.00


  II. COLLECTIONS

  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                              $17,941,078.17               $24,916.94          $17,965,995.11
  Repurchased Loan Proceeds Related to Interest                           6,258.27                     0.00                6,258.27
                                                                          --------                     ----                --------
      Total                                                         $17,947,336.44               $24,916.94          $17,972,253.38

  Servicer Advances:
  Principal Advances                                                         $0.00              $171,997.00             $171,997.00
  Interest Advances                                                   4,912,222.15                12,040.99            4,924,263.14
                                                                      ------------                ---------            ------------
      Total                                                          $4,912,222.15              $184,037.99           $5,096,260.14

  Principal:
  Principal Collections                                             $60,560,506.30              $461,997.16          $61,022,503.46
  Prepayments in Full                                                28,895,332.08               282,161.18           29,177,493.26
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                      2,004,598.79                     0.00            2,004,598.79
  Payahead Draws                                                              0.00                42,075.82               42,075.82
                                                                              ----                ---------               ---------
      Total                                                         $91,460,437.17              $786,234.16          $92,246,671.33

  Liquidation Proceeds                                                                                                   $23,682.25
  Recoveries from Prior Month Charge-Offs                                                                                      0.00
                                                                                                                               ----
      Total Principal Collections                                                                                    $92,270,353.58

  Principal Losses for Collection Period                                                                                 $72,700.94
  Total Regular Principal Reduction                                                                                  $92,491,369.27

  Total Collections                                                                                                 $115,338,867.10


  III. FUNDS AVAILABLE FOR DISTRIBUTION

  Total Collections                                                                                                 $115,338,867.10
  Reserve Account Release                                                                                                      0.00
  Clean-up Call                                                                                                                0.00
  Reserve Account Draw                                                                                                         0.00
                                                                                                                               ----
      Total                                                                                                         $115,338,867.10

  Ford Credit Auto Owner Trust 2001-E
  Monthly Servicing Report


  Collection Period                                                                                                 September, 2001
  Distribution Date                                                                                                        10/15/01
  Transaction Month                                                                                                               1

  IV. DISTRIBUTIONS
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $2,833,333.26        $2,833,333.26                $0.00
   Amount per $1,000 of Original Balance               0.84                 0.84                 0.00


                                                                                                                          Change in
  Noteholders Interest:                Amount Due         Amount Paid            Shortfall Carryover Shortfall  Carryover Shortfall
   Class A1 Notes                      $501,102.00          $501,102.00               $0.00                $0.00               $0.00
   Class A2 Notes                     1,190,621.67         1,190,621.67                0.00                 0.00                0.00
   Class A3 Notes                       646,231.67           646,231.67                0.00                 0.00                0.00
   Class A4 Notes                       745,643.46           745,643.46                0.00                 0.00                0.00
   Class B Notes                        147,840.00           147,840.00                0.00                 0.00                0.00
                                        ----------           ----------                ----                 ----                ----
      Total                          $3,231,438.80        $3,231,438.80               $0.00                $0.00               $0.00

  Certificateholders Interest:
   Class C Certificates                $114,620.00          $114,620.00               $0.00                $0.00               $0.00
   Class D Certificates                 154,000.00           154,000.00                0.00                 0.00                0.00
                                        ----------           ----------                ----                 ----                ----
      Total                            $268,620.00          $268,620.00               $0.00                $0.00               $0.00


  Total Note and Cert. Interest:     $3,500,058.80        $3,500,058.80               $0.00                $0.00               $0.00

  Total Available for Principal Distribution$109,005,475.04

  Principal Distribution Amounts
   First Priority Distribution Amount                $0.00
   Second Priority Distribution Amount       21,422,247.39
   Regular Principal Distribution Amount    560,577,752.61
                                            --------------
      Principal Distribution Amount        $582,000,000.00

  Noteholder Principal Distributions:
   Class A1 Notes                                       $109,005,475.04
   Class A2 Notes                                                  0.00
   Class A3 Notes                                                  0.00
   Class A4 Notes                                                  0.00
   Class B Notes                                                   0.00
                                                                   ----
      Total Note Principal Paid                         $109,005,475.04


  Certificateholder Principal Distributions:
   Class C Certificates                                           $0.00
   Class D Certificates                                            0.00
                                                                   ----
      Total Certificate Principal Paid                            $0.00

  Total Note and Certificate Principal Paid:            $109,005,475.04

  Collections Released to Servicer                                $0.00

  Total Available for Distribution         $115,338,867.10
  Total Distribution (incl. Servicing Fee) $115,338,867.10

  Ford Credit Auto Owner Trust 2001-E
  Monthly Servicing Report


  Collection Period                                                                                                 September, 2001
  Distribution Date                                                                                                        10/15/01
  Transaction Month                                                                                                               1

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE
                                                           Principal                Interest                  Total
                                                        Distribution            Distribution            Distribution
  Class A1 Notes                                              $187.29                   $0.86                  $188.16
  Class A2 Notes                                                 0.00                    0.93                     0.93
  Class A3 Notes                                                 0.00                    0.93                     0.93
  Class A4 Notes                                                 0.00                    1.34                     1.34
  Class B Notes                                                  0.00                    1.49                     1.49
                                                                 ----                    ----                     ----
      Total Notes                                              $33.82                   $1.00                   $34.83


  Class C Certificates                                          $0.00                   $1.74                    $1.74
  Class D Certificates                                           0.00                    2.33                     2.33
                                                                 ----                    ----                     ----
      Total Certificates                                        $0.00                   $2.04                    $2.04

  Total Notes and Certificates:                                $32.49                   $1.04                   $33.54

  VI. POOL BALANCE AND PORTFOLIO INFORMATION
                                                 Beginning of Period                                 End of Period
                                                    Balance       Pool Factor                       Balance        Pool Factor
  Aggregate Balance of Notes               $3,222,838,000.00       1.0000000                $3,113,832,524.96       0.9661772
  Class A1 Notes                              582,000,000.00       1.0000000                   472,994,524.96       0.8127054
  Class A2 Notes                            1,286,000,000.00       1.0000000                 1,286,000,000.00       1.0000000
  Class A3 Notes                              698,000,000.00       1.0000000                   698,000,000.00       1.0000000
  Class A4 Notes                              557,838,000.00       1.0000000                   557,838,000.00       1.0000000
  Class B Notes                                99,000,000.00       1.0000000                    99,000,000.00       1.0000000
  Class C Certificates                         66,000,000.00       1.0000000                    66,000,000.00       1.0000000
  Class D Certificates                         66,000,000.00       1.0000000                    66,000,000.00       1.0000000
                                               -------------       ---------                    -------------       ---------
     Total                                 $3,354,838,000.00       1.0000000                $3,245,832,524.96       0.9675080



  Portfolio Information
  Weighted Average Coupon (WAC)                         8.07%                                           8.09%
  Weighted Average Remaining Maturity (WAM)             50.50                                           49.64
  Remaining Number of Receivables                     214,716                                         211,974
  Portfolio Receivable Balance              $3,399,999,913.68                               $3,307,508,544.41

  VII. OVERCOLLATERALIZATION INFORMATION
  Specified Overcollateralization Amount                                                                     $16,075,085.87
  Specified Credit Enhancement Amount                                                                        $33,075,085.44
  Yield Supplement Overcollateralization Amount                                                             $106,092,791.80
  Target Level of Overcollateralization                                                                     $122,167,877.67

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  Beginning Reserve Account Balance                                                                          $16,999,999.57
  Specified Reserve Account Balance                                                                           16,999,999.57
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             16,999,999.57
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $16,999,999.57
  Change in Reserve Account Balance                                                                                   $0.00

  Ford Credit Auto Owner Trust 2001-E
  Monthly Servicing Report


  Collection Period                                                                                                 September, 2001
  Distribution Date                                                                                                        10/15/01
  Transaction Month                                                                                                               1

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

  Liquidation Proceeds                                                                                                   $23,682.25
  Recoveries from Prior Month Charge-Offs                                                                                     $0.00
  Total Losses for Collection Period                                                                                     $77,772.09
  Charge-off Rate for Collection Period (annualized)                                                                          0.02%
  Cumulative Net Losses for all Periods                                                                                  $54,089.84


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         2,932                $44,120,741.02
  61-90 Days Delinquent                                                                            21                   $372,077.01
  91-120 Days Delinquent                                                                            1                     $9,823.70
  Over 120 Days Delinquent                                                                          0                         $0.00

  Repossesion Inventory                                                                            15                   $242,165.57


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.0000%
  Preceding Collection Period                                                                                               0.0000%
  Current Collection Period                                                                                                 0.0194%
  Three Month Average                                                                                                       0.0000%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:
  Second Preceding Collection Period                                                                                        0.0000%
  Preceding Collection Period                                                                                               0.0000%
  Current Collection Period                                                                                                 0.0104%
  Three Month Average                                                                                                       0.0000%

  Ford Credit Auto Owner Trust 2001-E
  Monthly Servicing Report


  Collection Period                                                                                                 September, 2001
  Distribution Date                                                                                                        10/15/01
  Transaction Month                                                                                                               1

  Worksheet Information

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                                   $0.00                         $0.00
  New Advances                                                                           4,886,439.98                    183,919.35
  Servicer Advance Recoveries                                                                    0.00                          0.00
                                                                                                 ----                          ----
  Ending Servicer Advances                                                              $4,886,439.98                   $183,919.35

  Current Month Interest Advances for Prepaid Loans                                        $25,782.17                       $118.64

  Payahead Account
  Beginning Payahead Account Balance                                                                                    $117,205.44
  Additional Payaheads                                                                                                   335,325.08
  Payahead Draws                                                                                                         328,129.85
                                                                                                                         ----------
  Ending Payahead Account Balance                                                                                       $124,400.67


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